UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2017

THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	____

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ____

Section 2 – Financial Information

Item 2.02.                             Results of Operations and Financial Condition.

The Registrant’s press release dated August 1, 2017, announcing its financial results for the second quarter of 2017, and the Registrant’s second quarter 2017 investor supplement are furnished as Exhibits 99.1 and 99.2, respectively, to this report.  The information contained in the press release and the investor supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.                             Financial Statements and Exhibits.

(d)  Exhibits

99.1                                                Registrant’s press release dated August 1, 2017
99.2                                                Second quarter 2017 Investor Supplement of The Allstate Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

	By:	/s/ Eric K. Ferren
Name: Eric K. Ferren
Title: Senior Vice President, Controller and Chief Accounting Officer

Date: August 1, 2017

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